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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 14, 2002
Date of report (Date of Earliest Event Reported)

HOLLEY PERFORMANCE PRODUCTS INC.
(Exact name of Registrant as specified in Its Charter)

DELAWARE (State or other jurisdiction of incorporation)	333-89061 (Commission File Number)	61-1291482 (I.R.S. Employer Identification No.)

1801 Russellville Road, PO Box 10360, Bowling Green, KY 42102-7360
(Address of principal executive offices and zip code)

(270) 782-2900
Registrant's telephone number, including area code

ITEM 5. Other Events.

        On August 14, 2002, the Board of Directors of Holley Performance Products Inc., a Delaware corporation ("Holley"), accepted the resignation of Jeffrey G. King, its Chief Executive Officer and President. Concurrent with the acceptance of Mr. King's resignation, the Board of Directors appointed Holley's Chairman of the Board, James D. Wiggins, to serve in the additional roles of Chief Executive Officer and President. Mr. Wiggins has served as Chairman of the Board since April 16, 2001 and as a director of Holley since 1998. Prior to joining Holley as Chief Executive Officer and President, Mr. Wiggins was the Chief Executive Officer and President of The Gates Group of Companies, an industrial and automotive systems manufacturer.

ITEM 7. Exhibits

(c)
Exhibits

Exhibit	Description
99.1	Press Release, dated as of August 16, 2002, announcing resignation of Jeffrey G. King and the election of James D. Wiggins as the Chief Executive Officer and President of Holley Performance Products Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY PERFORMANCE PRODUCTS INC.
Date: August 16, 2002	By:	/s/ JOSEPH G. ANDERSEN Joseph G. Andersen Vice President, Chief Financial Officer and Secretary

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  ITEM 5. Other Events.
  ITEM 7. Exhibits
SIGNATURE